SECOND AMENDMENT TO $80,000 PROMISSORY NOTE
                      ORIGINALLY DUE AUGUST 29, 1996


$42,834.61                              DUE DATE: AUGUST 29, 1996
                              REVISED DUE DATE:  DECEMBER 15, 1996


     On or before the 15th day of December, 1996, for value received, the undersigned promises to pay to the order of Standard Management Corporation the sum of Forty-Two Thousand Eight Hundred Thirty-Four Dollars and Sixty-One Cents ($42,834.61), at 9100 Keystone Crossing, Indianapolis, Indiana 46240, or at such other place as the holder hereof may direct in writing, with interest thereon at the rate of Prime plus One Percent (1%) per annum as established from time to time by Bank One Indianapolis, N.A., 111 Monument Circle, Indianapolis, Indiana, 46204, from the date of this instrument until maturity, and Prime plus One Percent (1%) per annum after maturity until paid, with attorneys' fees and costs of collection, and without relief from valuation and appraisement laws.

     This note shall be payable in two installments at the rate of Twenty Thousand Dollars ($20,000) each on October 15, 1996 and December 15, 1996. Each installment payment shall be first credited to accrued interest and the balance to principal. The entire unpaid principal balance and accrued interest shall be payable on December 15, 1996.

     The maker(s) and indorser(s) jointly and severally waive demand, presentment, protest, notice of protest and notice of nonpayment or dishonor of this note, and each of them consents to extensions of the time of payment of this note.

     No delay or omission on the part of the holder hereof in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or further exercise thereof or of any other right or remedy.

     Signed and delivered at Indianapolis, Indiana this 8th day of October, 1996.

Signature:  /S/ RAMESH H. BHAT

Printed:  Ramesh H. Bhat

Address:  2710 Lake Avenue
          Ft. Wayne, Indiana  46805